UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2018

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55663	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431

(Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2018, the Company issued a press release announcing the appointment of Edwin F. Negron-Carballo as Chief Financial Officer effective as of July 26, 2018. A copy of the Company’s press release dated July 31, 2018 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Edwin F. Negron-Carballo, 56, brings over 30 years of financial and operational experience to Celsius. He is well versed in USGAAP and IFRS as a Certified Public Accountant and has significant experience in mergers and acquisitions. From January 2018 to May 2018, he served as a consultant for The Pine Hill Group where he managed various finance, accounting and compliance matters. Mr. Negron-Carballo served as the Chief Financial Officer of Concurrent Manufacturing Solutions, LLC from October 2012 to December 2017. Mr. Negron-Carballo’s prior experience also includes working for major companies such as Sodexo, S.A., Tyco Healthcare-Latin America, Energizer Battery and Frito-Lay.

On July 26, 2018, Mr. Negron-Carballo was granted options to purchase 150,000 shares of the Company’s common stock for an exercise price of $4.60. The options vest in three equal annual installments commencing on the first anniversary of the grant date.

Item 7.01	Regulation FD Disclosure.

On August 2, 2018, Celsius issued a press release announcing that (a) we will release financial results for the second quarter ended June 30, 2018 on Thursday, August 9, 2018 after the market close; and (b) our management will then host a conference call that same day at 4:30 pm Eastern Time to discuss the results with the investment community.

Persons desiring to participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

☐	US: 877-709-8150

☐	International: 201-689-8354

An audio replay of the call will be available on the Company’s website at https://www.celsiusholdingsinc.com/news/

A copy of the press release dated August 2, 2018 is included as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Press Release dated July 31, 2018
99.2	Press Release dated August 2, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: August 3, 2018	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer